UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities exchange act of 1934

Date of Report (Date of earliest event reported):  June 11, 2009

MEDIA & ENTERTAINMENT HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33343	20-3178730
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue, Suite 1000, New York, NY	10169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 551-1498

Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01    Other Events.

At a special meeting of stockholders held on June 11, 2009, the stockholders of Media & Entertainment Holdings, Inc. (the “Company”) voted to approve the Company’s dissolution and proposed plan of liquidation.  As of the close of business on June 11, 2009, the Company’s share transfer books will close and the NYSE Amex will suspend trading.

Pursuant to the plan of liquidation, the Company liquidated all but $1.1 million of its trust account.  Liquidating distributions from the trust account are payable upon presentation to holders of shares of common stock issued in the Company’s initial public offering that hold such shares as of the close of business today.  The liquidating distribution is expected to be approximately $7.81 per share and will be made on or around June 12, 2009.  As previously disclosed, the Company has established a reserve of $1.1 million for possible tax liabilities.  The Company expects to distribute any remaining amount of such reserve after its Board of Directors determines there are no further tax liabilities or otherwise determines that such remaining amount should be distributed.  Additionally, the Company expects to distribute any cash held outside of the trust account (approximately $300,000 in the aggregate on June 10, 2009) after the Company has finally satisfied its liabilities to third parties.  No payments will be made with respect to any of the Company’s outstanding warrants or shares that were acquired prior to the Company’s initial public offering.

The Company has filed a certificate of dissolution with the Secretary of State of the State of Delaware and will be filing a Certification and Notice of Termination of Registration on Form 15 and a Notification of Removal from Listing on Form 25 with the Securities and Exchange Commission for the purpose of deregistering and delisting its securities under the Securities Exchange Act of 1934.  Upon suspension of trading, the Company will also commence voluntary delisting procedures to delist the Company’s securities from NYSE Amex.  The Company will no longer be a public reporting company and its securities will no longer trade on the NYSE Amex.

A copy of the press release issued by the Company with respect to this matter is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit
Number              Description

99.1	Press Release of Media & Entertainment Holdings, Inc. dated June 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 11, 2009

MEDIA & ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Robert Clauser
Robert Clauser
Executive Vice President,
Chief Financial Officer and
Assistant Secretary

EXHIBIT INDEX

Exhibit
Number              Description

99.1	Press Release of Media & Entertainment Holdings, Inc. dated June 11, 2009